Ex-99.906CERT

                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

     The undersigned, the President and CHIEF EXECUTIVE OFFICER of SEI ASSET ALLOCATION TRUST (the "Fund"), with respect to the Fund's Form N-CSR for the period ended MARCH 31, 2009 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: June 8, 2009

                                         /s/ Robert A. Nesher
                                        ----------------------------------------
                                        Robert A. Nesher
                                        President and Chief Executive Officer

                                                                   Ex-99.906CERT

                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

     The undersigned, the Controller and CHIEF FINANCIAL OFFICER of SEI ASSET ALLOCATION TRUST (the "Fund"), with respect to the Fund's Form N-CSR for the period ended MARCH 31, 2009 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: June 8, 2009

                                         /s/ Stephen F. Panner
                                        ----------------------------------------
                                        Stephen F. Panner
                                        Controller and Chief Financial Officer